XFUNDS™ 1-3 Month Box ETF Trading Symbol: XCSH Listed on The Nasdaq Stock Market, LLC Summary Prospectus August 17, 2026 www.nicholasx.com/XCSH

Before you invest, you may want to review the XFUNDS™ 1-3 Month Box ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 10, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.nicholasx.com/XCSH. You can also get this information at no cost by calling at (855) 563-6900 or by sending an e-mail request to www.sec.gov.

Investment Objective

The XFUNDS™ 1-3 Month Box ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, equals or exceeds the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.235%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.02%
Total Annual Fund Operating Expenses	0.255%
Less: Fee Waiver(3)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver(3)	0.205%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser” or “Tidal”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses (collectively, “Excluded Expenses”).
(2)	Based on estimated amounts for the current fiscal year.
(3)	The Adviser has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund, except for Excluded Expenses) to 0.18% of the Fund’s average daily net assets through at least July 15, 2027. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal Trust II, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$22	$79

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) whose investment objective is to provide investment results that, before fees and expenses, equal or exceed the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill market. To do so, the principal investment strategy of the Fund will be to use a series of long and short exchange-listed options combinations called a box spread (“Box Spread”). In order to accomplish its investment goals, the Fund may use either standard exchange-listed options or FLexible EXchange® Options (“FLEX Options”) or a combination of both.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price, commonly known as the “strike price.” In the case of a “call option,” the purchaser has the right to buy the particular asset and the seller has the obligation to deliver the particular asset at the strike price. In the case of a “put option”, the purchaser has the right to sell the particular asset and the seller has the obligation to purchase the particular asset at the strike price.

By way of background, a Box Spread is the combination of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on an equity security or an equity index at the same expiration date. The synthetic long consists of buying a call option and selling a put option on the same security or index where the call option and put option share the same strike and expiration date (a “Synthetic Long”). When purchasing a Box Spread, the Synthetic Long will have a strike price that is less than the strike price for the Synthetic Short. The difference between the strike prices of the Synthetic Long and the Synthetic Short will determine the expiration value (or value at maturity) of the Box Spread. The synthetic short consists of buying a put option and selling a call option on the same security or index with the same expiration date as the synthetic long but using a different strike price (a “Synthetic Short”). When purchasing a Box Spread, the Synthetic Long will have a strike price that is less than the strike price for the Synthetic Short. The difference between the strike prices of the Synthetic Long and the Synthetic Short will determine the expiration value (or value at maturity) of the Box Spread.

An important feature of the Box Spread construction process is the elimination of risk tied to changes in the value of the Box Spread’s reference asset (typically an equity security or equity index) so long as the Box Spread is held to its expiration date. As displayed in the diagram below, a Box Spread’s return at its expiration date stays constant no matter how low or how high the value of the Box Spread’s reference asset moves. Once the Box Spread is initiated, its return from the initiation date of such Box Spread through its expiration date is fixed, but the value of the Box Spread may increase or decrease during that period due to changes in interest rates (or expectations of such changes) and the supply and demand in short-term credit markets, among other factors. The diagram below depicts the value of the Box Spread only at its expiration date and not at points in time prior to the expiration date.

The Fund anticipates buying, holding, and/or selling multiple Box Spreads, and consequently, the Fund’s anticipated return from Box Spreads will reflect all of its investment activity, as well as changes in market prices and expected interest rates, among other factors, and will vary over time. Because the Fund will generally hold multiple Box Spreads at any time, the Fund has no fixed return amount for any particular period of time, unlike a bond. Additionally, the value of the Fund is affected by factors including those affecting the value of Box Spreads and may increase or decrease over any period of time.

Buying (or selling) a Box Spread is similar to buying (or selling) a zero-coupon bond. A zero-coupon bond does not pay periodic coupons, but the bond trades at a discount to its face value. The maturity value of a zero-coupon bond is comparable to the difference in the strike prices of the Box Spread. The maturity date of a zero-coupon bond is comparable to the expiration date of the options comprising the Box Spread. When constructing a Box Spread, the strike price of the Synthetic Long will be at a lower strike price than the strike price of the Synthetic Short. When buying or selling a Box Spread, the buyer or seller generally expects the price of the Box Spread to be less than the difference in the strike prices of the Box Spread. A buyer or seller of a Box Spread will earn a profit or loss equal to the difference between the beginning price (price paid to buy or received if sold) and the ending price (expiration value or closing trade price). If the Fund holds the Box Spread until expiration, then its profit or loss will be determined by the difference between the price it paid to buy the Box Spread (or received in the case of selling the Box Spread) and the value of the Box Spread upon expiration.

As an example, a typical Box Spread could include the simultaneous purchase of a call option and sale of a put option (i.e., a Synthetic Long) with a strike of $1,000 on the S&P 500 Index (“SPX”) together with the sale of a call option and purchase of a put option (i.e., a Synthetic Short) with a strike of $2,000 on the SPX where all four of these options share the same expiration date. The expiration or maturity value would be the difference in the strikes or $1,000 in this case. The expected profit earned would equal the difference between the price paid for this Box Spread and its expiration value of $1,000 minus any transaction costs associated with the options trades. The effective yield on each Box Spread is determined by annualizing the profit over the price paid. The Fund will only purchase Box Spreads where the purchase price (after considering all costs to the Fund for entering such trade) is less than the expiration value.

The Adviser and/or Nicholas Wealth, LLC (the “Sub-Adviser” or “Nicholas Wealth”) may invest the Fund’s assets in a series of Box Spreads with various expiration dates. The quantity and expiration dates of the Box Spreads held by the Fund will be based on several factors, including the Fund’s asset size, the effective yield for various Box Spread expiration dates available in the marketplace, and Adviser’s and/or Sub-Adviser’s view of future interest rates. Based upon historical examples of Box Spreads actually traded in the marketplace, Adviser and Sub-Adviser expect that there will be market participants willing to sell Box Spreads to the Fund in sufficient quantities to satisfy the objective of the Fund.

The Fund generally invests its assets in a series of Box Spreads such that the weighted average maturity of the Box Spreads based upon expiration dates is less than 90 days. The Fund may sell Box Spreads with a longer or shorter period to expiration in an effort to gain exposure to the forward rate implied by the execution of longer and shorter dated Box Spreads. The Fund expects to trade some or all of the Box Spreads prior to their respective expiration dates, if Adviser and/or Sub-Adviser believes it is advantageous for the Fund to do so. Upon expiration or sale of any Box Spread, Adviser and/or Sub-Adviser may seek to purchase additional Box Spreads at an effective yield and expiration date that offers favorable risk and reward characteristics under current market conditions. The Fund may also invest in cash, cash equivalents, money market funds or treasury bills. The Fund’s strategy is expected to result in high portfolio turnover. The return that the Fund expects to earn from Box Spreads will fluctuate but remain consistent with the market rate for similar short-term interest rate sensitive securities as indicated by the Federal Funds Futures market.

When purchasing or selling a Box Spread, the Fund will use European-style options. European style options may not be terminated or assigned in advance of the option’s expiration date and may only be exercised on their expiration date. This ensures that none of the synthetic positions created using the Box Spread will be forcibly closed prior to the Box Spread’s maturity. The Fund expects to use options on broad-based diversified assets such as the SPDR® S&P 500® ETF Trust for substantially all of the Fund’s holdings. The Fund may purchase or sell Box Spreads using exchange-listed option contracts on an ETF other than the SPDR® S&P 500® ETF Trust or on an index or individual equity security when Adviser and/or Sub-Adviser has determined that doing so would provide the Fund with better risk and return or tax characteristics. The Fund may also utilize an exchange-listed options strategy using long shares of an individual equity security or ETF (in place of the Synthetic Long) together with a Synthetic Short created by purchasing a put option and selling a call option on that equity security or ETF with the same strike and expiration date. This individual equity security or ETF strategy will generally be purchased when such purchase is in the best interest of the Fund because it offers more favorable price or tax characteristics. The Fund’s collateral will typically be utilized to fully pay for the Box Spreads or other similar strategies as described above.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In order to achieve its objective, the Fund will typically purchase a new Box Spread at the time (or shortly thereafter) any existing Box Spread expires or is sold or when Adviser and/or Sub-Adviser believes purchasing a new Box Spread would offer a favorable investment opportunity. The Fund may also sell or “roll” any Box Spread at any time. When rolling a Box Spread, the Fund enters into a trade where it simultaneously closes on each component of an existing Box Spread while opening a new Box Spread position. The Fund may also sell Box Spreads that utilize the same or different reference assets, strike prices, and expiration dates as Box Spreads owned by the Fund. When selling or rolling a Box Spread, the Fund may incur additional transaction costs than if it waited until such Box Spread expired.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indices. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the underlying asset and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the reference asset. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. The Fund may also write call and put options, which includes the risk that the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund for the written option, resulting in a loss to the Fund. Additionally, to the extent the Fund maintains indirect exposure to a reference asset through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Box Spread Risk. A Box Spread is the combination of a Synthetic Long position coupled with an offsetting Synthetic Short position through a combination of options contracts on an underlying or reference asset such as index, equity security or ETF with the same expiration date. A Box Spread typically consists of four option positions two of which represent the Synthetic Long and two representing the Synthetic Short. If one or more of these individual option positions are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying asset’s movement. Furthermore, the Box Spread’s value is derived in the market and is in part, based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. If the Fund sells a Box Spread prior to its expiration, then the Fund may incur a loss. The Fund’s ability to profit from Box Spreads is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Tax Risk. The Fund may enter into various transactions, including transactions involving options contracts, for which there is a lack of clear guidance under the Internal Revenue Code of 1986, as amended (the “Code”), which may affect the taxation of the Fund. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, to accelerate the recognition of gain, and/or to defer realized losses, potentially increasing the need to make taxable distributions, including those that will be taxed at the rates applicable to ordinary income. For example, exchange-traded options on certain indexes are currently taxed under Code Section 1256 pursuant to which profit and loss with respect to such options are subject to tax as 60% long-term and 40% short-term capital gain or loss regardless of the Fund’s holding period. In addition, the U.S. federal income tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset and may adversely affect the timing, character, and amount of income the Fund realizes from its investments. Moreover, certain derivatives are subject to mark-to-market (Code Section 1256), constructive sale (Section 1259), and straddle (Section 1092) or other applicable provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable distributions that will need to be made by the Fund.

The Fund intends to qualify as a regulated investment company (“RIC”) under the Code, which requires the Fund to distribute a certain portion of its income and gains each year, among other requirements. Similar to other ETFs, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests of its shareholders, the Fund does not recognize any built-in gain in such appreciated property under Code Section 852(b)(6). If the Internal Revenue Service (“IRS”) or a court disagrees with the Fund’s position as to the applicability of this nonrecognition rule to the Fund’s dispositions, the Fund may not have distributed sufficient income or gains to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to regular corporate U.S. federal income tax, and distributions received by its shareholders would be subject to further U.S. federal income tax. Alternatively, the Fund may be required to pay a deficiency dividend (without having received additional cash) and applicable interest, and such dividend would be paid to the then current shareholders of the Fund. Failure to comply with the requirements for qualification as a RIC would have significant negative economic consequences to the Fund’s shareholders.

Code Section 1258 requires that certain capital gain from an investment be recharacterized as ordinary income if substantially all of the expected return is attributable to the time value of holding the investment and such investment falls into certain defined categories (a “conversion transaction”). If any of the Fund’s transactions or a shareholder’s holding of Shares were deemed to be conversion transactions, certain gains from such transactions or Shares would be treated as ordinary income, which could result respectively in the Fund having not distributed enough income to qualify as a RIC (with the same tax consequences described above) or gain on the disposition of Shares being treated as ordinary income. No assurance can be given that the IRS or a court will not treat any such transactions by the Fund or the holding of Shares as conversion transactions.

Additionally, the Code limits the availability of capital gains treatment in certain circumstances. If a transaction is marketed or sold as producing capital gains from a straddle position or the transaction is identified as a conversion transaction by the IRS, the shareholder will not be eligible for capital gains tax treatment. The structure of the Fund’s investments has not been identified by the IRS as a conversion transaction. However, the behavior of brokers and dealers distributing the product could affect the character of the gain on disposition. The IRS could at some future point identify the structure of the Fund’s investments as a conversion transaction. In such a situation, shareholders would not be eligible for capital gains tax treatment.

If the IRS or a court determines that transactions by the Fund should be treated differently than expected, the Fund may not have distributed sufficient income or gains to qualify as a RIC in one or more prior years as described above. In addition to paying corporate taxes or a deficiency dividend, the Fund may be responsible for penalties associated with incorrect information reporting about its distributions, which may be significant. Additionally, if the IRS or a court determines that transactions by the Fund should be treated differently than expected, distributions made by the Fund may need to be recharacterized from capital gain to ordinary income, or vice versa, which could result in certain shareholders having underreported income or gains to the IRS for the applicable years. Consult your tax advisor for information about how the Fund’s tax risks may affect you.

Low Short-Term Interest Rates Risk. During market conditions in which short-term interest rates are at low levels, the Fund’s yield can be very low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses. In addition, it is possible that during these conditions the Fund may experience difficulties purchasing and/or selling securities, and may, as a result, maintain a portion of its assets in cash, on which it may earn little, if any, income.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than if it had remained fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its objective.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This adverse effect on liquidity for the Fund’s shares may lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of the shares.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Large Shareholder and Large-Scale Redemption Risk. Shares may be held by a limited number of shareholders, each of which may from time to time own or manage a substantial amount, or all, of the Shares and/or hold their Shares for a limited period of time. Such shareholders may include, among others, funds or accounts over which the Adviser and/or its affiliates have investment discretion (“Affiliated Investors”). The Fund is therefore subject to the risk that such shareholders, including Affiliated Investors, will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates. When larger transactions are effected in the secondary market, such transactions could account for a large percentage of the Fund’s trading volume on the Exchange and have a material upward or downward effect on the market price of Shares. The Fund’s size may change rapidly and significantly, and these transactions could adversely affect the Fund’s ability to continue to meet the requirements of the Exchange necessary to maintain its listing. Large purchases of Shares may dilute investment returns if the Fund is delayed in investing any new cash. Large redemptions of Shares may result in adverse effects to the Fund including impacts to liquidity, net assets, and pricing and could have adverse tax implications for shareholders, including non-redeeming shareholders. “ETF Risks,” as disclosed within this Prospectus, may be compounded in such larger transactions.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

New Fund Risk. The Fund is recently organized with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.nicholasx.com.

Management

Investment Adviser

Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Nicholas Wealth, LLC serves as an investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

David Nicholas, Founder and President of Nicholas Wealth, has been a portfolio manager of the Fund since its inception in 2026.

Stephen Foy, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.nicholasx.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.